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                                                                  EXHIBIT 10.48

                             AMENDMENT NO. 2 TO THE
                   ACME METALS INCORPORATED SALARIED EMPLOYEES
                            PAST SERVICE PENSION PLAN

     The Acme Metals Incorporated Salaried Employees Past Service Pension Plan hereby is amended as of the dates indicated below.

     1. Section 1.1(f) "Earnings" is changed effective January 1, 1994 by substituting $150,000 for $200,000 and by adding Appendix A attached hereto.

     2. A new Article XIV is added effective January 1, 1993 to read as follows:

     XIV. DIRECT ROLLOVERS

          SECTION 14.1.  IN GENERAL.   This Article applies to
     distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Article, a Distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

          SECTION 2.   DEFINITIONS.

          (a)  ELIGIBLE ROLLOVER DISTRIBUTION.   An Eligible Rollover
     Distribution is any distribution, of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary; or for a specified period of 10 years or more;
     any distribution to the extent such distribution is required under
     Section 401(a)(9) of the Internal Revenue Code; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net

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     unrealized appreciation with respect to employer securities).

          (b) ELIGIBLE RETIREMENT PLAN. An Eligible Retirement Plan is an individual retirement account described in Section 408(a) of the Internal Revenue Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

          (c)  DISTRIBUTEE.   A Distributee includes an Employee or former
     Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Internal Revenue Code, are Distributees with regard to the interest of the spouse or former spouse.

          (d)  DIRECT ROLLOVER.   A Direct Rollover is a payment by the Plan to
     the Eligible Retirement Plan specified by the Distributee.

     Executed this 31st day of July, 1994.


                    ACME METALS INCORPORATED


                    By /s/ Jerry F. Williams
                      -----------------------------------------
                      Jerry F. Williams

                    Its Vice President-Finance & Administration
                        ---------------------------------------


ATTEST:


By /s/ Roberta A. Glab
  -----------------------
    Roberta A. Glab
Its Assistant Secretary
   ----------------------

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                                   APPENDIX A

                            MODEL AMENDMENT REQUIRED
                                       BY
                             IRC SECTION 401(a)(17)



          In addition to other applicable limitations set forth in the plan, and notwithstanding any other provision of the plan to the contrary, for plan years beginning on or after January 1, 1994, the annual compensation of each employee taken into account under the plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with section 401(a)(17)(B) of the Internal Revenue Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

          For plan years beginning on or after January 1, 1994, any reference in this plan to the limitation under section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision.

          If compensation for any prior determination period is taken into account in determining an employee's benefits accruing in the current plan year, the compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first plan year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.


                                     PART II


          Unless otherwise provided under the plan, each section 401(a)(17) employee's accrued benefit under this

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     plan will be the greater of the accrued benefit determined for the employee under 1 or 2 below:

               1. The employee's accrued benefit determined with respect to the benefit formula applicable for the plan year beginning on or after January 1, 1994, as applied to the employee's total years of service taken into account under the plan for the purposes of benefit accruals, or

               2.   the sum of:

                    (a) the employee's accrued benefit as of the last day of the last plan year beginning before January 1, 1994, frozen in accordance with section 1.401(a)(4)-13 of the regulations, and

                    (b) the employee's accrued benefit determined under the benefit formula applicable for the plan year beginning on or after January 1, 1994, as applied to the employee's years of service credited to the employee for plan years beginning on or after January 1, 1994, for purposes of benefit accruals.

          A section 401(a)(17) employee means an employee whose current accrued benefit as of a date on or after the first day of the first plan year beginning on or after January 1, 1994, is based on compensation for a year beginning prior to the first day of the first plan year beginning on or after January 1, 1994, that exceeded $150,000.


                                    PART III


          If this plan satisfies the requirements of section 1.401(a)(4)-13(d) of the regulations for a fresh-start as of the last day of the last plan year beginning before January 1, 1994, then, notwithstanding any other provisions of the plan, any section 401(a)(17) employee's accrued benefit, frozen in accordance with section 1.401(a)(14-13 of the regulations as of a fresh-start date, is adjusted to reflect increases in the employee's compensation after the fresh-start date. However, this adjustment may be made only if the adjustment will not cause the plan to fail to satisfy the consistency

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     requirement of section 1.401(a)(4)-13(c), as modified by
     section 1.401(a)(17)-1(e) of the proposed regulations.

          In determining a section 401(a)(17) employee's accrued benefit in any plan year beginning on or after January 1, 1994, the portion of the employee's frozen accrued benefit attributable to plan years beginning before January 1, 1994, will be determined in accordance with Method A for statutory section 401(a)(17) employees and Method B for section 401(a)(17) employees other than statutory section 401(a)(17) employees.

          A statutory section 401(a)(17) employee means an employee whose current accrued benefit as of a date on or after January 1, 1994, is based on compensation for a year beginning prior to January 1, 1989, that exceeded $200,000.

          A section 401(A)(17) employee means an employee whose current accrued benefit as of a date on or after January 1, 1994, is based on compensation for a year beginning prior to January 1, 1994, that exceeded $150,000.

     Method A (statutory section 401(a)(17) employees):

     Step 1: Determine each statutory section 401(a)(17) employee's accrued benefit as of the last day of the last plan year beginning before January 1, 1989, frozen in accordance with section 1.401(a)(4)-13 of the regulations.

     Step 2: Adjust the amount in step 1 up through the last day of the last plan year beginning before the first plan year beginning on or after January 1, 1994, under the method provided under the plan for increasing the amount in step 1 to take into account increases in compensation in plan years beginning on or after January 1, 1989. However, if the plan does not provide for such increases, the amount in step 2 shall be equal to the amount in step 1.

     Step 3: Determine the statutory section 401(a)(17) employee's accrued benefit as of the last day of the last plan year beginning before January 1, 1994, frozen in accordance with section 1.401(a)(4)-13 of the regulations.

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     Step 4:   Subtract the amount determined in step 2 from the amount
               determined in step 3.

     Step 5: Adjust the amount in step 4 by multiplying it by the following fraction (not less than 1). The numerator of the fraction is the statutory section 401(a)(17) employee's average compensation determined for the current year (as limited by section 401(a)(17)), using the same definition and compensation formula in effect as of the last day of the last plan year beginning before January 1, 1994. The denominator of the fraction is the employee's average compensation for the last day of the last plan year beginning before January 1, 1994, using the definition and compensation formula in effect as of the last day of the last plan year beginning before January 1, 1994.

     Step 6: Adjust the amount in step 1 by multiplying it by the following fraction (not less than 1). The numerator of the fraction is the statutory section 401(a)(17) employee's average compensation for the current year (as limited by section 401(a)(17)), using the same definition of compensation and compensation formula in effect as of the last day of the last plan year beginning before January 1, 1989. The denominator of the fraction is the employee's average compensation for the last day of the last plan year beginning before January 1, 1989, using the definition and compensation formula in effect as of the last day of the last plan year beginning before January 1, 1989.

     Step 7: Add the amounts determined in step 5, and the greater of steps 6 or 2.

                  Method B (section 401(a)(17) employees other than statutory section 401(a)(17) employees):

     Step 1: Determine the accrued benefit of each section 401(a)(17) employee other than statutory section 401(a)(17) employees as of the last day of the plan year beginning before January 1, 1994, frozen in accordance with section 1.401(a)(4)-13 of the regulations.

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     Step 2:   Adjust the amount in step 1 by multiplying it by the following fraction (not less than 1). The numerator of the fraction is the average compensation of the section 401(a)(17) employee who is not a statutory section 401(a)(17) employee determined for the current year (as limited by section 401(a)(17), using the same definition and compensation formula in effect as of the last day of the last plan year beginning before January 1, 1994. The denominator of the fraction is the employee's average compensation for the last day of the last plan year beginning before January 1, 1994, using the definition and compensation formula in effect as of the last day of the last plan year beginning before January 1, 1994.